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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                  FORM 8-K/A

                        AMENDMENT TO THE CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  November 26, 1997
                                                        -----------------


                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

        MASSACHUSETTS                   0-28192                  04-2920563
        -------------                   -------                  ----------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


189 Wells Avenue, Newton, MA                                      02159
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(Address of principal executive offices)                       (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
                                                           --------------


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                           This is page 1 of 5 pages.
                        Exhibit Index appears on page 5.
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This Form 8-K/A, Amendment Number 1, amends and supplements the Form 8-K dated
November 26, 1997 filed by the Registrant on December 11, 1997. The sole purpose of this filing is to include the consolidated statement of cash flows of The Hunter Group, Inc. for the nine month period ending September 30, 1997, which statement was omitted from the original filing on Form 8-K.

ITEM 2.  ACQUISITION OF ASSETS

     (a) On November 26, 1997, pursuant to an Agreement and Plan of Merger dated November 15, 1997 (the "Merger Agreement") among the Registrant, The Hunter Group, Inc., a Maryland corporation ("Hunter") and Gatherer Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Gatherer Acquisition"), the Registrant acquired Hunter through the merger of Gatherer Acquisition with and into Hunter. Pursuant to the Merger Agreement, each outstanding share of Hunter capital stock was converted into the right to receive 9.9543 shares of the Registrant's common stock. The Registrant also assumed outstanding Hunter stock options ("Hunter Stock Options") which were converted into options for the Registrant's common stock on the same conversion ratio. Immediately prior to the merger, there were 300,000 shares of Hunter Common Stock and 59,133 Hunter Stock Options outstanding. The amount and nature of the consideration was determined by arms-length negotiation among the parties.

         The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is incorporated by reference as
     Exhibit 2.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Financial Statements of the Acquired Businesses

     (a) The required financial statements for the three years ended December 31, 1996 with respect to the acquired business referred to in Item 2 of this Report were previously filed. The required financial statements for the nine month period ending September 30, 1997 with respect to the acquired business referred to in Item 2 of this Report were also previously filed, except for the consolidated statement of cash flows included herewith.

     (b) It is currently impracticable for the Registrant to provide the required pro forma financial information with respect to the acquired business referred to in Item 2. The Registrant will file the required pro forma financial information by amendment as soon as such information is available and in any event no later than 60 days from the date hereof.

     (c) Exhibits:

     2.1 Agreement and Plan of Merger dated November 15, 1997 among The Registry, Inc., The Hunter Group, Inc. and Gatherer Acquisition Corp.*

     2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Hunter Merger Agreement.*

    23.1 Consent of Coopers & Lybrand L.L.P.*

       * Previously filed as an identically numbered exhibit to the Registrant's Current Report on Form 8-K, dated November 26, 1997 and filed with the Securities and Exchange Commission on December 11, 1997.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE REGISTRY, INC.


                              By: /s/ Richard L. Bugley
                                  --------------------------------------
                                  Name:  Richard L. Bugley
                                  Title: Vice President and General Counsel


Date:  December 12, 1997

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                            The Hunter Group, Inc.
                     Consolidated Statement of Cash Flows
             For the Period January 1, 1997 -- September 30, 1997
                                   UNAUDITED

                                                               TOTAL
                                                                 $
                                                              --------
Cash flows from operating activities:
    Net income (loss)                                           (1,219)
    Depreciation and amortization                                  185
    Provision for doubtful accounts                                578
    Deferred income taxes                                         (762)

    Increase (decrease) in cash resulting
    from changes in assets and liabilities:
    Accounts receivable and revenues in excess of billings      (7,143)
    Other current assets                                          (465)
    Non-current assets                                             (52)
    Accounts payable and accrued expenses                        7,464
    Income tax payable                                             (12)
    Deferred income and billings in excess of revenues             291

Net cash used by operating activities                           (1,135)

Cash flows from investing activities:
    Capital expenditures                                          (414)

Net cash used by investing activities                             (414)

Cash flows from financing activities:
    Proceeds from revolving credit facility, net                 3,605
    Payments on short-term financing                               (60)
    Payments on capital lease obligations                         (109)
    Cash overdrafts                                             (1,301)

Net cash provided by financing activities                        2,136

Effect of exchange rate changes on cash                            (27)
                                                                ------
Net increase (decrease) in cash                                    560
                                                                ======

Cash at 1/1/97                                                     331

Cash at 9/30/97                                                    891

Cash paid during the year for:
    Interest                                                       447
    Income taxes                                                    12

Non-cash:
    Property and equipment acquired through capital leases          95

                                 EXHIBIT INDEX


Exhibit No.                   Description of Exhibits                  Page
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    2.1        Agreement and Plan of Merger dated November 15,
               1997 (the "Merger Agreement") among The Registry,
               Inc., The Hunter Group, Inc. and Gatherer Acquisition
               Corp.*

    2.2 Agreement to furnish copies of omitted annexes, schedules and exhibits to the Merger Agreement.*

   23.1        Consent of Coopers & Lybrand L.L.P.*

     * Previously filed as an identically numbered exhibit to the Registrant's Current Report on Form 8-K, dated November 26, 1997 and filed with the Securities and Exchange Commission on December 11, 1997.













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